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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                         Date of            State
                  Subsidiary Name                     Incorporation     Incorporated               Business Purpose
                  ---------------                     -------------     ------------               ----------------
SUBSIDIARIES OF BANKATLANTIC BANCORP, INC.
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BankAtlantic                                             2/1952              US           A federal savings bank which
                                                                                          provides traditional retail and
                                                                                          commercial banking service.
ATM Services, LLC                                         5/1991           Florida        Inactive
BBC Capital Trust I                                       3/1997          Delaware        A statutory business trust
BBC Capital Trust II                                     10/2001          Delaware        A statutory busines trust
BankAtlantic Bancorp Partners, Inc.                       3/1998           Florida        Inactive
TSC Holding, LLC                                         11/1995           Florida        Invests in tax certificates
Ryan, Beck & Co., LLC*                                    1/1965         New Jersey       Investment bankers
-----------------------------------------------------------------------------------------------------------------------------------
Levitt Companies, LLC                                    12/1929           Florida        Holding Company
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SUBSIDIARIES OF RYAN BECK & CO. LLC
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Ryan Beck Asset Sales, Inc.                              11/1988         New Jersey       Inactive
Cumberland Advisors, Inc.                                 7/1993            Maine         Money manager
Ryan Beck Financial Corp.                                 3/1983         New Jersey       Broker/dealer
Ryan Beck Planning and Insurance Agency Inc.              7/1988         New Jersey       Insurance Services
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SUBSIDIARIES OF BANKATLANTIC
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Banc Servicing Center, LLC                                9/1995           Florida        Inactive
BankAtlantic Asset Management, Inc.                      12/2001         New Jersey       Inactive
BankAtlantic Factors, LLC                                 1/1997           Florida        Inactive
BankAtlantic Financial Services, LLC                     12/2001           Florida        Insurance and alternative investments.
BA Holdings Inc.                                          5/2001         New Jersey       Manages R.E.I.T.
BankAtlantic Leasing Inc.                                 8/1989           Florida        Inactive
BankAtlantic Mortgage, LLC                                5/1991           Florida        Inactive
Fidelity Service, LLC                                    10/1970           Florida        Inactive
Fidelity Tax, LLC                                         3/2000           Florida        Invests in tax Certificates
Hammock Homes, LLC                                       10/1990           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 1, LLC                                          2/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 11, LLC                                         5/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 13, LLC                                         5/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 14, LLC                                         5/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's  foreclosures.
Heartwood 16, LLC                                         6/1992           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 18, LLC                                         6/1992           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 19, LLC                                         6/1992           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.

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                                                         Date of            State
                  Subsidiary Name                     Incorporation     Incorporated               Business Purpose
                  ---------------                     -------------     ------------               ----------------
Heartwood 2, LLC                                          2/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 20, LLC                                         6/1992           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 21, LLC                                         2/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 3, LLC                                          2/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 4, LLC                                          2/1992           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 7, LLC                                          5/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 87, LLC                                         3/1987           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic'sforeclosures.
Heartwood 88, LLC                                         5/1988           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 90, LLC                                        11/1990           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 91, LLC                                         1/1991           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 91-1, LLC                                       2/1986           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 91-2, LLC                                       7/1987           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 91-3, LLC                                      12/1985           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Heartwood 91-4, LLC                                       1/1986           Florida        Takes title, manages, and disposes
                                                                                          of BankAtlantic's foreclosures.
Sunrise Atlantic, LLC                                     1/1990           Florida        Invests in Tax Certificates
Professional Valuation Services, LLC                     10/1987           Florida        Inactive
Heartwood Holdings, Inc.                                  7/1988           Florida        Real estate investment trust.
Leasing Technology, Inc.                                  2/1998           Florida        Lease financing of vehicles and
                                                                                          equipment.
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SUBSIDIARIES OF LEASING TECHNOLOGY INC.
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LTI Aviation Finance Corp.                               11/1991           Florida        Financing of aviation vehicles
LTI Vehicle Finance Corp.                                12/1997           Florida        Financing of motor vehicles
LTI Vehicle Leasing Corp.                                 5/1987           Florida        Leasing of motor vehicles
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SUBSIDIARIES OF LEVITT COMPANIES, LLC
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Levitt and Sons, LLC                                     12/1988           Florida        Real estate developer
Core Communities, LLC                                  5/17/1996           Florida        Holding Company
BankAtlantic Venture Partners 1, LLC                     12/1985           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC                     12/1986           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC                     12/1987           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC                     12/1987           Florida        Invests in real estate joint ventures
Westchester Development Company, LLC                      3/1998           Florida        Develops real estate.
BankAtlantic Venture Partners 7, Inc.                     3/1998           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.                     3/1998           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.                     3/1998           Florida        Invests in real estate joint ventures




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
                                                         Date of            State
                  Subsidiary Name                     Incorporation     Incorporated               Business Purpose
                  ---------------                     -------------     ------------               ----------------
BankAtlantic Venture Partners 10, Inc.                    3/1998           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 11, Inc.                    4/1999           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.                    4/1999           Florida        Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.                    4/1999           Florida        Invests in real estate joint ventures
Levitt Commercial Development LLC                         1/2001           Florida        Develops real estate.
Levitt Commercial LLC                                     1/2001           Florida        Develops real estate.
Miami River Partners, LLC                                 5/1998           Florida        Invests in real estate joint ventures
Levitt Corporation                                       12/2001           Florida        Inactive

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SUBSIDIARIES OF CORE COMMUNITIES, LLC
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St. Lucie West Development Company, LLC                 5/17/1996          Florida        Holds real estate
St. Lucie West Realty, LLC                                7/1986           Florida        Sale of real estate
St. Lucie West Utilities, Inc.                            4/1986           Florida        Manages utilities
St. Lucie Farms, LLC                                      9/2000           Florida        Holds real estate
Lake Charles Development Company, LLC                     5/1996           Florida        Develops real estate
Core Commercial Realty, LLC                              10/1999           Florida        Sells real estate
Live Oak Development 1, LLC                               4/1999           Florida        Develops real estate
Horizons St. Lucie Development, LLC                       4/1999           Florida        Develops real estate
Wiregrass Ranch, LLC                                     12/2001           Florida        Develops real estate

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SUBSIDIARIES OF LEVITT AND SONS, LLC
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Levitt and Sons, Inc.                                    12/2001           Florida        Inactive
Levitt & Sons Incorporated                               12/1997          Delaware        Inactive
BankAtlantic Venture Partners 5, LLC                     12/1987           Florida        Invests in real estate joint ventures
LD Company of Broward, LLC                                5/1988           Florida        Inactive
Cascades by Levitt and Sons, LLC                         11/1992           Florida        Real estate developer
Regency Hills by Levitt and Sons, LLC                    10/1988           Florida        Real estate developer
Levitt Homes, LLC                                         2/1976           Florida        Real estate developer
Levitt Industries, LLC                                   10/1979           Florida        Inactive
Magnolia Lakes by Levitt and Sons, LLC                   12/1985           Florida        Real estate developer
Levitt Realty Services, Inc.                             10/1990           Florida        Real estate broker
Levitt Realty Services, LLC                              12/2001           Florida        Inactive
Levitt Springs, LLC                                       6/1990           Florida        Inactive
Avalon Park by Levitt and Sons, LLC                       8/1996           Florida        Real estate developer
Levitt Construction Corp., East                          10/1979           Florida        General contractor
Levitt Construction East, LLC                            12/2001           Florida        General contractor
Levitt Homes Bellaggio Partners, LLC                      5/1987           Florida        Invests in real estate joint ventures

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SUBSIDIARIES OF LEVITT INDUSTRIES, LLC
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LD Financial Management, LLC                              8/1996           Florida        Inactive
Lev-Brn, LLC                                              7/1988           Florida        Invests in real estate joint ventures

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SUBSIDIARIES OF LEVITT HOMES, LLC
===================================================================================================================================
Bellaggio by Levitt and Sons, LLC                         6/1986           Florida        Real estate developer
Hamshire Homes, LTD                                       6/1986          Maryland        Holds real estate.
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
                                                         Date of            State
                  Subsidiary Name                     Incorporation     Incorporated               Business Purpose
                  ---------------                     -------------     ------------               ----------------
BankAtlantic Venture Partners 9, Inc.                     3/1998           Florida        Invests in real estate joint ventures
Levitt at Amherst, LLC                                   10/1987           Florida        General partner in real estate development
Levitt at Huntington Lakes, LLC                          10/1994           Florida        Develops real estate
Levitt at Twin Acres, LLC                                12/1993           Florida        General partner in real estate development
Levitt at Westchester West, LLC                           9/1988           Florida        General partner in real estate development
Levitt at Westchester, LLC                               10/1987           Florida        Inactive
Levitt Hagen Ranch, LLC                                   3/1998           Florida        General partner in real estate development
Levitt Homes at Waters Edge, Inc.                         8/1988          New York        Inactive
LM Mortgage Company, LLC                                  4/1999           Florida        Mortgage broker
The Villages at Emerald Lakes, LLC                        7/1990           Florida        Inactive
U.F.C. Title Insurance Agency, LLC                       11/1984           Florida        Title agent


         * Original partnership founded in 1946.
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